EXHIBIT 10.4
                                                                    ------------

                        FIRST LOAN MODIFICATION AGREEMENT
                                   (EXIM Line)

         This First Loan Modification Agreement (EXIM Line) is executed on January 17, 2001, to be effective as of December 29, 2000, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, MA 02462, doing business under the name "Silicon Valley East" ("Bank") and DATAWATCH CORPORATION, a Delaware corporation with its chief executive office located at 175 Cabot Street, Suite 503, Lowell, Massachusetts 01854-3633 (Datawatch US"), DATAWATCH INTERNATIONAL LIMITED, a company registered under the laws of England and Wales with its principal place of business at 10th Floor, Maple House, High Street, Potters Bar, Hertfordshire, England EN6 5BS ("Datawatch International"), DATAWATCH EUROPE LIMITED, a company registered under the laws of England and Wales with its principal place of business at The Software Centre East Way, Lee Mill Industrial Estate, Ivybridge, Plymouth, England PL21 9PE ("Datawatch Europe"), and GUILDSOFT LIMITED, a company registered under the laws of England and Wales with its principal place of business at The Software Centre East Way, Lee Mill Industrial Estate, Ivybridge, Plymouth, England PL21 9PE ("Guildsoft") (hereinafter Datawatch US, Datawatch International, Datawatch Europe and Guildsoft are referred to herein jointly and severally as the "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated March 16, 1999, evidenced by, among other documents, a certain Export-Import Bank Loan and Security Agreement dated as of December 27, 1999 between Borrower and Bank (the "Loan Agreement"). The Loan Agreement established a working capital line of credit in favor of the Borrower in the maximum principal amount of Two Million Dollars ($2,000,000.00) (the "Exim Committed Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement, and a certain Intellectual Property Security Agreement dated as of December 27, 1999 by Datawatch US in favor of Bank (the "Intellectual Property Security Agreement") (hereinafter, the Loan Agreement, as amended hereby, and the Intellectual Property Security Agreement, together with any other collateral security granted to Bank, shall be referred to as the "Security Documents").

Hereinafter,   the  Security  Documents,   together  with  all  other  documents
evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.  DESCRIPTION OF CHANGE IN TERMS.


    A.   Modification(s) to Loan Agreement.

                  1. The Loan Agreement shall be amended by deleting the following text appearing as recital paragraph (A) on Page 1 thereof:

                                    "A.  Borrower  and Bank are  parties to that
                                    certain   Amended  and  Restated   Loan  and
                                    Security  Agreement dated March 16, 1999, as
                                    affected  and  amended  to  date,  including
                                    without   limitation,   pursuant   to   Loan
                                    Modification  Agreement  of even date (as so
                                    amended   and  as  amended   to  date,   the
                                    "Domestic Agreement"), together with related
                                    documents     executed    in     conjunction
                                    therewith."

                           and inserting in lieu thereof the following:

                                    "A. Datawatch US and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated March 16, 1999, as affected and amended to date, including without limitation, pursuant to Second Loan Modification Agreement of even date (as so amended and as may be further amended from time to time, the "Domestic Agreement"), together with related documents executed in conjunction therewith."

                  2.       The Loan  Agreement  shall be amended by deleting the
                           following   definition   appearing   in  Section  1.1
                           thereof:

                                    ""Exim  Maturity Date" means the earliest of
                                    (i) the  Maturity  Date  under the  Domestic
                                    Loan Documents, or (ii) the date which is one day prior to one (1) year from the date of this Exim Agreement."

                           and inserting in lieu thereof the following:

                                    ""Exim  Maturity Date" means the earliest of
                                    (i) the  Maturity  Date  under the  Domestic
                                    Loan Documents, or (ii) December 31, 2001."

                  3. The Borrower acknowledges, confirms and agrees that its representations, warranties and covenants with respect to the Domestic Loan Documents under Sections 5.1, 6.1, 7.1 of the Loan Agreement, and all such other representations, warranties and covenants appearing in the Loan Agreement, remain true and in full force and effect. The Borrower acknowledges, confirms and agrees that it shall continue to comply with all such representations, warranties and covenants described in the foregoing sentence notwithstanding any termination of the Domestic Loan Documents or the repayment of all obligations under the Domestic Loan Documents.

                  4. Datawatch US ratifies, confirms and reaffirms, all and singular, the terms and conditions of: (i) a certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of November 1, 1994 (the "1994 IP Agreement") between Datawatch US and Bank, and acknowledges, confirms and agrees that said Collateral Assignment, Patent Mortgage and Security Agreement shall remain in full force and effect, and
                           (ii) a certain Intellectual Property Security Agreement dated as of December 27, 1999 (the "1999 IP Agreement") by Datawatch US in favor of Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement shall remain in full force and effect.

                           Datawatch US hereby acknowledges, confirms and agrees that the Collateral under the 1994 IP Agreement and the Intellectual Property Collateral under the 1999 IP Agreement shall be amended to include, without limitation, the intellectual property owed by the Datawatch US appearing on Exhibit B attached hereto and made a part hereof.

4. FEE. Borrower shall pay to Bank a fee for the modification of the Export-Import Bank line equal to Thirty Thousand Dollars ($30,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

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

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING  VALIDITY.  Borrower  understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

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

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

DATAWATCH CORPORATION                     SILICON VALLEY BANK, doing business as
                                          SILICON VALLEY EAST

By: /s/  Bruce R. Gardner                 By: /s/  Jonathan L. Gray
   ----------------------------------        -----------------------------------

Name: Bruce R. Gardner                    Name: Jonathan L. Gray
     --------------------------------          ---------------------------------

Title: President                          Title: SVP
      -------------------------------           --------------------------------


DATAWATCH INTERNATIONAL LIMITED           SILICON VALLEY BANK

By: /s/  Bruce R. Gardner                 By: /s/  Maggie Garcia
   ----------------------------------        -----------------------------------

Name: Bruce R. Gardner                    Name: Maggie Garcia
     --------------------------------          ---------------------------------

Title: President                          Title: Loan Administrative Manager
      -------------------------------           --------------------------------
                                                  (signed in Santa Clara County,
                                                    California)


DATAWATCH EUROPE LIMITED

By: /s/  Bruce R. Gardner
   ----------------------------------

Name: Bruce R. Gardner
     --------------------------------

Title: President
      -------------------------------


GUILDSOFT LIMITED

By: /s/  Bruce R. Gardner
   ----------------------------------

Name: Bruce R. Gardner
     --------------------------------

Title: President
      -------------------------------



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

                 Exhibit B to First Loan Modification Agreement
                 ----------------------------------------------


Trademark:  QUETZAL/SC
Status:  Pending
Application Number:  821,537
Country:  Australia
Owner:  Datawatch Corporation
Filed:  28-Jan-2000
Classes:          9

Trademark:  QUETZAL/SC
Status:  Pending
Application Number:  1,045,423
Country:  Canada
Owner:  Datawatch Corporation
Filed:  03-Feb-2000
Classes:         9


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